Exhibit 99.2

Ticker: MRIC Investor Presentation April 28, 2016 Transforming minimally invasive neurosurgery by enabling real-time visualization with MRI © 2016 MRI INTERVENTIONS, INC. | 1

Forward Looking Statements Certain statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” or the negative of these words or other words of similar meaning. Forward-looking statements by their nature address matters that, to different degrees, are uncertain and involve risk. Uncertainties and risks may cause MRI Interventions’ actual results and the timing of events to differ materially from those expressed in or implied by MRI Interventions’ forward-looking statements. Particular uncertainties and risks include, among others: demand and market acceptance of our products; our ability to successfully expand, and achieve full productivity from, our sales, clinical support and marketing capabilities; availability and adequacy of reimbursement from third party payors for procedures utilizing our products; the sufficiency of our cash resources to maintain planned commercialization efforts and research and development programs; future actions of the FDA or any other regulatory body that could impact product development, manufacturing or sale; our ability to protect and enforce our intellectual property rights; our dependence on collaboration partners; the impact of competitive products and pricing; the impact of the commercial and credit environment on us and our customers and suppliers; and our ability to successfully complete the development of, and to obtain regulatory clearance or approval for, our ClearTrace system. More detailed information on these and additional factors that could affect MRI Interventions’ actual results and the timing of events are described in its filings with the Securities and Exchange Commission. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements made in this presentation to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statements are based. © 2016 MRI INTERVENTIONS, INC. | 2

MRI Interventions Opportunity o Market potential Market Potential o 55,000 potential ClearPoint procedures across multiple therapies o Electrode placement for deep brain stimulation Navigation System o Laser Ablation for ablation of epileptic foci or Brain Tumors for Multiple Therapies o Brain Tumor Biopsy for deep seated tumors o Precise Drug Delivery to target lesions Opportunity to o Area of interest to large medical device companies Attract Multiple o Medtronic, St. Jude and Boston Scientific investing in neuro market Players o MRI scanner companies embracing MRI-guided therapies o Drug companies pursuing direct delivery o Focused commercial effort in neurosurgery; FDA/CE approved products Uniquely o Delivery platform for multiple therapies Positioned o Established, proprietary IP position o Recent restructuring complete © 2016 MRI INTERVENTIONS, INC. | 3

MRI Interventions: Real Time MRI Guided Surgery First-to-market technology platform enabling real-time MRI guided surgery; FDA-cleared, CE-marked and 40+ ClearPoint sites Focused commercialization of neuro platform underway; recent restructuring complete Attractive razor/razorblade business model with strong potential margins Compatible with all major MRI manufacturers; Interoperability w/ Medtronic, Monteris, neuro products Established intellectual property portfolio Professional management team with relevant medical device commercialization experience: Intuitive, Medtronic, Kyphon, Boston Scientific, ev3, Edwards Lifescience, Cordis © 2016 MRI INTERVENTIONS, INC. | 4

Leadership - A History of Med Device Experience Key Management Executive Title Prior Experience Frank Grillo President, CEO Peter Piferi COO Wendelin Maners VP Marketing Robert Korn VP Sales Hal Hurwitz CFO Board of Directors Kimble Jenkins, Maria Sainz Dr. Phillip Pizzo Pascal Girin Timothy Frank Grillo, Chairman Richards CEO Spencer Charles Koob Andrew Rooke Major Investor © 2016 MRI INTERVENTIONS, INC. | 5

Technology: ClearPoint® Neuro Navigation System Navigation System consisting of Integrated Devices and Software for Real-Time, MRI Guided, Minimally Invasive Neurosurgical Procedures Visualize Verify Confirm o Identify target o Observe progress to target o Confirm precise placement at target © 2016 MRI INTERVENTIONS, INC. | 6

Without ClearPoint, minimally invasive neuro procedures are performed “blind” Conventional Stereotactic Procedure ClearPoint Neuro Procedure No real-time visualization Next generation platform enabling real-time, MRI-guided, minimally invasive brain surgery © 2016 MRI INTERVENTIONS, INC. | 7

ClearPoint® Neuro Navigation System 1.5T or 3T MR Scanners, also works in intraop MRI Suites MRI Safe Disposable Components: SmartGrid® and SmartFrame® -Integrated ClearPoint Targeting and Trajectory Precision ClearPoint® Drape provides sterile procedural field in any diagnostic or intraoperative MRI scanner Emory University Hospital UCSF Medical Center University of Pittsburgh Brigham and Women’s Medical Center Hospital* * Image courtesy of IMRIS Integrates with All Major Scanner Platforms © 2016 MRI INTERVENTIONS, INC. | 8

ClearPoint Procedure Overview Target Selection & Entry Planning © 2016 MRI INTERVENTIONS, INC. | 9

ClearPoint Procedure Overview SmartFrame® Trajectory Guide Trajectory Alignment & Device Insertion SmartFrame® Hand Controller © 2016 MRI INTERVENTIONS, INC. | 10

ClearPoint Procedure Overview Delivery of Neurological Therapy (1) Drug Delivery - The SmartFlow® cannula received 510(k) clearance for injection of cytarabine, a chemotherapy drug, to the ventricles or removal of CSF from the ventricles during intracranial procedures. Delivery of other therapeutic agents, and delivery of agents to other areas of the brain, using the SmartFlow cannula is investigational. (2) Laser Ablation - MR Thermometry is an MRI-based functionality available on most MR scanner platforms and it is a feature built into products from several third party vendors. The ClearPoint system enables MRI-guided procedures and allows physicians to use this inherent MR capability during a procedure. © 2016 MRI INTERVENTIONS, INC. | 11

ClearPoint Hospital Economics Increase Patients o Better potential patient experience provides hospitals the opportunity to reach additional patient populations that may otherwise forego surgery o 65% of eligible DBS patients refuse treatment, due to fear of surgery(1) Established, Attractive Reimbursement o Move procedures from the more expensive OR to the less expensive MR suite, with equivalent reimbursement Improved Utilization of Existing MRI’s o 1 hour of MR Scanner time used for diagnostic imaging could generate $1,200(2) o 1 hour of MR scanner time used for a ClearPoint procedure could generate $5,275(3) o Utilizes existing MRI’s already in hospital (1) Medtronic Investor Presentation, June, 2014 (2) Estimated average US hospital-based MRI suite revenue per hour for outpatient diagnostic scans, based on data gathered by MRI Interventions. Excludes professional fees. Actual revenues will vary by hospital, procedure and payor. (3) Based on a weighted average payment to MRI Interventions’ customers (as of September 2014) for an electrode placement procedure for Medicare and private insurance patients, calculated by MRI Interventions using a payor mix weighted 67% to average Medicare reimbursement and 33% to average private insurance reimbursement. Average Medicare reimbursement calculated as the weighted average Medicare payment for MRI Interventions’ customers (as of September 2014) for an electrode placement procedure under MS-DRGs 025, 026 and 027. Average private insurance reimbursement calculated as 1.5x Medicare reimbursement, based on published data. Hourly amount assumes 4.5 hour procedure duration. Excludes professional fees. Actual revenues will vary by hospital, procedure and payor. © 2016 MRI INTERVENTIONS, INC. | 12

Multi-Therapy MRI-Guided Navigational System Notable Neurosurgeon Supporters Dr. Philip Starr Dr. Paul Larson Dr. Robert Gross Dr. Robert Wharen, Jr. Dr. Krys Bankiewicz Dr. Russ Lonser ASSFN Past President UCSF & VA Emory University Mayo Clinic - Bankiewicz Lab, UCSF OSU - NIH Jacksonville Published Peer-Reviewed Journal Support Compatible With Multiple Therapies VisualaseR SmartFlow™ cannula for local drug delivery © 2016 MRI INTERVENTIONS, INC. | 13

Patented Intellectual Property Close to 100 issued patents around the world 30+ U.S. 50+ OUS 70+ U.S. Patents 45+ OUS Patents Patent Applications Patent Applications o Issued patents cover areas such as: MRI-guided surgical systems that include software and devices; the SmartFrame® trajectory guide; other ClearPoint® disposable components; active intracranial probes; MRI-compatible catheters and Hand Drill; MRI-safety technology; Scalp Mount Base o Key ClearPoint-related patents do not begin to expire until 2027 © 2016 MRI INTERVENTIONS, INC. | 14

Patient Impact M a r t i n’s S t o r y C l e a r Po i n t - E n a b l e d E l e c t r o d e P l a c e m e n t © 2016 MRI INTERVENTIONS, INC. | 15

Patient Benefit - Minimally Invasive Procedure 7 days after ClearPoint procedure - Arrow Indicates Surgery Site © 2016 MRI INTERVENTIONS, INC. | 16

ClearPoint Drug Delivery o MR visualization of neuro target o MR-guided placement of catheter o Therapeutic agent delivered under MR-guidance* Specialized drug delivery cannula’s / catheters Conclusion: The ClearPoint system allows Real-time Convection-enhanced Delivery to be performed with a high level of precision, predictability, and safety. Drug infusion is visible real time under MRI * CAUTION: SmartFlow™ Cannula is approved for injection of Cytarabine or removal of CSF from the ventricles during intracranial procedures. Uses other than the approved indication are limited by Federal law to investigational use. © 2016 MRI INTERVENTIONS, INC. | 17

MRIC’s Unique Opportunity for Drug Delivery Major Challenges in Delivering Drugs to the Brain - Blood brain barrier blocks systemic delivery of almost all drugs - up to 98% of small molecules - Direct injection without ClearPoint is blind, so target can frequently be missed - Neopharm Trial - 51% of 572 catheters failed to meet all positioning criteria Major Benefits of Drug Delivery with ClearPoint - Neurosurgeon can see that target is reached - Eliminates the blood brain barrier issue; Reduces/eliminates unwanted systemic side effects; Reduces dosage levels (as little as 1/300th of systemic volumes) Business Model - MRIC Partners with Drug Companies and Researchers - MRIC provides ClearPoint; Drug company provides drug candidate - Drug company/sponsor pays for trial - If drug is approved, MRIC gets device revs (~$7000/case); Drug co gets drug revs © 2016 MRI INTERVENTIONS, INC. | 18

The ClearPoint Difference Without ClearPoint (Stereotactic) With ClearPoint No direct visualization; Performed in an operating Direct, high resolution visualization; Performed in room an MRI Suite Accuracy to target based on prior images Highly accurate, based on real time images Patient may be awake for own brain surgery(1) Patient may be under general anesthesia(1) Long OR time for the patient - Can be up to 8 hours Shorter procedures - Can be 3 hours or less May require OR and MRI for same procedure (laser MRI only procedure - One procedure, one place ablation) Poor economics for hospital and physician Attractive economics for hospital and physician Better for Patients Better for Surgeons Better for Hospitals (1) Microelectrode recording and macrostim are processes that involve listening to neuronal firings (i.e., physiological recordings) and observing physiological responses to stimuli during brain surgery. In connection with our 510(k) clearance in 2010, the FDA requested a warning within ClearPoint’s Instructions for Use based on the lack of data with respect to deep brain stimulation (DBS) procedures. The warning states that the ClearPoint system, alone, should not be used to guide a DBS lead to a specific brain target and that final placement of DBS leads requires physiological recordings to confirm that they are located in the correct brain target and functioning as intended. © 2016 MRI INTERVENTIONS, INC. | 19

ClearPoint Revenue Model B U S I N E S S M O D E L - R A Z O R / R A Z O R B L A D E ??ClearPoint Hardware/Software: $100,000 - $150,000 ASP ??ClearPoint Disposables: $7,500 (average) ASP per procedure with potentially strong margins??Recurring revenue from the sale of disposables??Procedures covered by existing inpatient DRG reimbursement codes © 2016 MRI INTERVENTIONS, INC. | 20

Growing the ClearPoint Footprint Installed Base of 45 sites in the US Europe: Warsaw, Poland © 2016 MRI INTERVENTIONS, INC. | 21

ClearPoint US Market Opportunity Parkinson’s Epilepsy Brain Tumors Total Prevalence (US) 1,500,000 2,200,000 80,000 (annual diagnosis) Prevalence - Drug Treatment 125,000 264,000 Resistant (DTR) 7,500 18,000 Resections: 80,000 Incidence - DTR Stereotactic Biopsy: 10,000 Electrode Laser Ablation Biopsy / Laser Ablation / ClearPoint Enabled Therapy Placement (DBS) RNS1 Drug Delivery Potential ClearPoint 12,500 28,000 14,500 Procedures, Annually2 55,000+ Potential Procedures Per Year Note: Prevalence and Incidence based on either market research conducted by a third party on behalf of MRI Interventions or research conducted by MRI Interventions of publicly available sources. (1) Responsive neurostimulation device (RNS) (2) Potential Annual ClearPoint Procedures based upon 5% of prevalence and 85% of incidence; Potential Annual ClearPoint Procedures for brain tumors based on market research conducted by a third party on behalf of MRI Interventions. © 2016 MRI INTERVENTIONS, INC. | 22

ClearPoint Future Opportunities Multiple Therapies for Future Growth Patient Treatment Resistant ClearPoint Enabled Current Status Neuro Disorder Population Patient Population Therapy Dystonia 250,000 25,000 DBS Active Use, HDE OCD 3,300,300 100,000 DBS Active Use, HDE Severe Depression 6,000,000 1,200,000 DBS IDE Trials (DBS) Parkinson’s 1,500,000 125,000 Drug Delivery Clinical Trials - Phase 1 Disease Brain Tumors Clinical Trials - Phase 1 11,000 11,000 Drug Delivery (GBM) Huntington’s 30,000 30,000 Drug Delivery Pre-Clinical Pre-Clinical ALS 30,000 30,000 Drug Delivery Alzheimer’s 5,400,000 500,000 DBS Research © 2016 MRI INTERVENTIONS, INC. | 23

ClearPoint Consumable Revenues Consumables $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $- Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2013 2014 2015 2016 | 24

Total Revenue, 2013 - 2015 $1,600,000 Total Revenue $1,400,000 $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $- Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2013 2014 2015 2016 Consumables Capital / Service Other © 2016 MRI INTERVENTIONS, INC. | 25

Cash Flow From Operations $0 -$500,000 -$1,000,000 -$1,500,000 -$2,000,000 -$2,500,000 -$3,000,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2014 2015 2016 © 2016 MRI INTERVENTIONS, INC. | 26

Commercial Priorities o Focus on adding surgeons at existing accounts Increase o Target high volume sites, including epilepsy and tumor neurosurgeons within each Utilization account; gain greater share of their procedures o Add Clinical Specialists and sales reps to commercial team; compensate for utilization growth o Increase peer-to-peer events, presence at trade shows Enhance o Highlight existing data on ClearPoint applications to neurologists and neurosurgeons Communication o Communicate value proposition across procedures: o Accuracy o Real time visualization o Improved workflow o Increase patient volume o Identify highest volume potential accounts across multiple procedures Expand Account o Support local hospital marketing efforts Base o Capitalize on interest in drug delivery to expand in oncology accounts o Add sales reps Achieve Cash o Tightly control working capital, consumption of cash o Hire additional personnel only in key functions - commercial team; engineering Breakeven © 2016 MRI INTERVENTIONS, INC. | 27

At the Center of an Emerging Industry Trend ClearPoint ClearPoint MRIC is at the point of Electrode Laser Catheter Placement Placement convergence in an industry trend impacting Real Time MRI- some of the most ClearPoint Guided ClearPoint Direct Drug Procedures Performed influential and Delivery in MRI innovative medical Scanners ClearTrace device companies Ablation and in the world Drug Delivery In Development © 2016 MRI INTERVENTIONS, INC. | 28

Ticker: MRIC MRI Interventions, Inc. Irvine, CA 949.900.6833 mriinterventions.com Transforming minimally invasive neurosurgery by enabling real-time visualization with MRI © 2016 MRI INTERVENTIONS, INC. | 29